AMENDMENT TO SUPPLEMENTAL RETIREMENT PLAN

FOR JAMES A. HUGHES

BY UNITY BANCORP, INC.

This Amendment (the “Amendment”) to the Supplemental Retirement Plan for James A. Hughes effective January 1, 2014, as subsequently amended effective October 25, 2018 (as so amended, the Plan”) between James A. Hughes (“Hughes”) and Unity Bancorp, Inc. (“Unity”) is entered into as of this 9th day of September, 2021.

WHEREAS, Hughes and Unity are parties to the Plan;

WHEREAS, Hughes and Unity wish to amend the Plan as set forth herein;

NOW, THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1)	Amendment to Article III of the Plan. Article III of the plan is hereby deleted and replaced in its entirety with the following:

“Executive shall be entitled to a retirement benefit, commencing on or after his attainment of age 66, in an amount equal to sixty (60%) percent of the average of his base salary for the thirty-six (36) months immediately preceding his Separation from Service for reasons other than Cause, (the “Retirement Benefit”), subject to the terms and conditions set forth in Article 4 and other parts of the Plan. The Retirement Benefit shall be adjusted annually thereafter by a percentage equal to the Consumer Price Index, as reported by the U.S. Bureau of Labor Statistics for All Urban Consumers (CPI-U) as of December 31 of the prior year. The maximum number of annual payments to Executive shall be fifteen (15).”

2)	Effective Date of Amendment. Notwithstanding any other provision hereof, this Amendment will be effective as of August 26, 2021.

3)	Plan Still in Full Force and Effect. Except as amended by this Amendment, the Plan will remain in full force and effect in accordance with its terms.

(signatures on next page)

In witness whereof, the parties have signed, or caused their duly authorized agents to sign, this Amendment as of the date first above written.

UNITY BANCORP, INC.

By: /s/ George Boyan

Name: George Boyan

Title: EVP/CFO

JAMES A. HUGHES

/s/ James A. Hughes